SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 4, 1998


                             MB Software Corporation
             (Exact name of registrant as specified in its charter)

      Colorado                             0-11808               59-2219994
----------------------------         ----------------        -----------------
(State or other jurisdiction         (Commission File        (IRS Employer
      incorporation)                  Number)                Identification No.)





           2225 E. Randol Mill Road Suite 305, Arlington, Texas     76011
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               (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code 817-633-9400
                                                   ------------





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Item 4.  Change in Registrant's Certifying Accountant

a)(1) Dismissal of Independent Accountant

          (i) On February 27, 1998, the Registrant advised Hein + Associates, LLP that the Registrant intended to retain a different independent accounting firm for the audit of its financial statements for the year ending December 31, 1997. Hein + Associates, LLP had been engaged as the principal accountants to audit the Registrant's financial statements.

          (ii) Hein + Associates, LLP had not issued an opinion on any of the Registrant's financial statements for any of the preceding two years.

          (iii)(B) The change of principal auditor for Registrant's financial statements for the year ended December 31, 1997 was approved by consent by the board of directors. The Board of Directors was informed of all the reasons for the change.

          (iv) Hein + Associates had been retained by the Registrant as the principle auditor for the Registrant's year ended December 31, 1997 and had not issued any type report on the Registrant's financial statements for the years ended December 31, 1996 or December 31, 1995. No disagreements existed between the Registrant and Hein + Associates for the interim period through February 27, 1997, (the date of termination). Hein + Associates, LLP raised issues regarding historical treatment of booking of income received pursuant to a promissory note, justification of goodwill balances and collectibility and write downs of accounts receivable, which issues would require substantial investigation by Hein + Associates, an expansion of the scope of the audit and the incurrence of fees by the Registrant substantially in excess of the fees initially quoted by Hein + Associates. The Registrant believes its historical financial statements are accurate and does not believe additional investigation to be warranted with respect to any of the issues raised. Hein + Associates is authorized to discuss all matters with the successor auditor. At the time of dismissal, no additional investigation was conducted with respect to any of these matters.


a(2) Engagement of New Independent Accountant

          (i) As of March 4, 1998, the selection by the Registrant of a new Auditor is pending



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a(3) Request for response from former Principle Accountant

          (i) Registrant has requested Hein + Associates, LLP to provide a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements set forth above. A copy of Hein + Associates, LLP's letter to the Securities and Exchange Commission will be filed when received as Exhibit 1 to this Form 8-K.






Item 7.  Financial Statements and Exhibits

         Exhibit Number    Description



        Exhibit 1   Letter from Hein +  Associates,  LLP to the  Securities  and
                    Exchange   Commission  pursuant  to  Item  304  (a)  (3)  of
                    Regulation S-K.

















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             MB Software Corporation
         Date:  March 4, 1998



                                             /s/Scott A. Haire
                                             ------------------------
                                             Scott A. Haire, Chairman of the
                                             the Board, Chief Executive Officer
                                             And President (Principal Financial
                                             Officer)














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                                INDEX TO EXHIBITS


         Exhibit Number    Description

         Exhibit 1 Letter from Hein + Associates, LLP to the Securities and Exchange Commission pursuant to
                           Item 304(a)(3)of Regulation S-K.














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